Investments	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Master Trust [Line Items]
Investments	Investments
As of December 31, 2025, the net assets of the Plan are reported at plan level within investments, at fair value. As of December 31, 2024, the Plan had a 100% interest in the Master Trust. The following table is a summary, at fair value, of the net assets of the Master Trust as of December 31, 2024:

(in thousands)	December 31, 2024
Assets
Investments, at fair value
Common stock	$109,544
Common collective trust funds	4,463,328
S&P Global Inc. common stock	546,269
Mutual funds	273,255
Investments, at contract value
Fully benefit-responsive investment contracts:
Mass Mutual – MM30173, 3.13% at December 31, 2024	76,816
RGA Reinsurance Company - RGA00136, 3.17% at December 31, 2024	87,922
Prudential Insurance Co. of America - GA-62450, 2.39% at December 31, 2024	83,943
5,641,077
Receivables
Due from broker on pending trades	2,967
Total receivables	2,967

Net assets of the Master Trust	$5,644,044

Guaranteed Investment Contracts

The Plan holds synthetic investment contracts. These contracts meet the fully benefit-responsive investment contract criteria and therefore are reported at contract value. Contract value is the relevant measure for fully benefit-responsive investment contracts because this is the amount received by participants if they were to initiate permitted transactions under the terms of the Plan. Contract value represents contributions made under each contract, plus earnings, less participant withdrawals, and administrative expenses. The contract value of the synthetic investment contracts for the Plan was $229,518 and $248,681 as of December 31, 2025 and 2024, respectively.
The Mass Mutual contract, the RGA Reinsurance Company contract and the Prudential Insurance Co. of America contract are book value liquidity agreements which, in conjunction with the underlying bond portfolios covered by each contract, comprise the synthetic Guaranteed Investment Contracts (the “GIC”s). In exchange for an annual fee, each book value liquidity agreement issuer guarantees to reimburse the Stable Assets Account for the shortfall, if any, between the portfolio’s market value and principal and accrued interest in the event of participant initiated distributions from the synthetic GIC. The synthetic
GICs crediting interest rates reset monthly and is based upon the yield, duration and market value of the underlying bond portfolio. Each of the book value liquidity agreements is subject to an early termination penalty, which could reduce the crediting interest rate guarantee for the month in which a premature termination occurs.
Certain events may limit the ability of the Plan to transact at contract value with the insurance company and the financial institution issuer. Such events include (1) amendments to the Plan documents (including complete or partial plan termination or merger with another plan), (2) changes to the Plan’s prohibition on competing investment options or deletion of equity wash provisions, (3) bankruptcy of the Plan sponsor or other Plan sponsor events (for example, divestitures or spin-offs of a subsidiary) that cause a significant withdrawal from the Plan, or (4) the failure of the trust to qualify for exemption from federal income taxes or any required prohibited transaction exemption under ERISA. The Plan Administrator does not believe that the occurrence of any such events that would limit the Plan’s ability to transact at contract value with participants is probable.

The synthetic GICs do not permit the insurance company to terminate the agreement prior to the scheduled maturity date; however, the synthetic GICs generally impose conditions on both the Plan and the issuer.